UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 5, 2009
Date of Report (date of earliest event reported)

Ironstone Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-12346	95-2829956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Pier 1, Bay 3 San Francisco, California 94111
(Address of principal executive offices)

(415) 551-3260
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01         Changes in Registrant’s Certifying Account.

Effective January 5, 2009, the Board of Directors of Ironstone Group Inc. (the “Company”) approved a resolution to dismiss its independent accountant engaged as the principal accountant to audit the Company’s financial statements, J. H. Cohn LLP, and retain in its place Madsen & Associates CPAs, Inc. as the Company’s new independent accountant engaged as the principal accountant to audit the Company’s financial statements. The Company’s relationship with J. H. Cohn LLP ended on January 5, 2009.

J. H. Cohn LLP’s report on the Company’s financial statements for the fiscal year ended December 31, 2007 did not contain an adverse opinion nor disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the interim period through January 5, 2009, the Company did not have any disagreements with J. H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Also effective January 5, 2009, the Board of Directors of the Company approved a resolution to retain Madsen & Associates CPA Inc. as the Company’s new independent accountant engaged as the principal accountant to audit the Company’s financial statements. During the Company’s two most recent fiscal years and through January 5, 2009, the Company did not consult with Madsen &Associates CPA, Inc. regarding either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. During the two most recent fiscal years and through January 5, 2009, the Company has not consulted with Madsen & Associates CPA Inc. regarding any matter that was subject to a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided J. H. Cohn LLP with a copy of the foregoing disclosure and requested that J. H. Cohn LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of the response letter from J. H. Cohn LLP will be filed as an exhibit to an amendment of this Current Report on Form 8-K within two business days of receipt.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2009		IRONSTONE GROUP, INC.

	By:	/s/ Quock Fong
Quock Fong Chief Financial Officer (Principal Financial Officer and Accounting Officer)

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